EX. 77.0

For period ended 10-31-01
File Number 811-7470

Heritage Series Trust
Small Cap Stock Fund

Item 77.O  Transactions effected pursuant to Rule 10f-3.

           The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Small Cap Stock Fund:
                                                DATE                               SECURITIES
          SECURITY:               DATE OF     OFFERING     PURCHASE                 ACQUIRED              AMOUNT        TOTAL
                                  PURCHASE:   COMMENCED:    PRICE:  COMMISSION:      FROM:              PURCHASED:      OFFERING:
1.  Praecis Pharmaceuticals Inc. 2/15/01       2/15/01        24.56              Cr Suiss 1st Boston     $221,063     $178,078,125
2.  AstroPower Inc.              3/16/01       3/16/01        30.00              JP Morgan Chase         $840,000       60,000,000
3.  Instinet Group Inc           5/18/01       May 18, 2001   14.50              Cr Suiss 1st Boston      $88,450      464,000,000
4.  Global Power Equipment Group 5/18/01       May 18, 2001   20.00   $0.84      Salomon S/B              $42,000      147,000,000
5.  Unilab Corporation           June 6, 2001  June 6, 2001   16.00              Cr Suiss 1st Boston      $24,000      107,200,000
6.  Torch Offshore Inc           June 7, 2001  June 7, 2001   16.00   $0.66      UBS Warburg             $322,400       80,000,000
7.  Alliance Data Systems Corp   June 8, 2001  June 8, 2001   12.00   $0.50      Bear Stearns            $140,400      156,000,000
8.  Maximus MMS                  June 20, 2001 June 20, 2001  33.95              Merrill Lynch           $373,450      125,615,000
9.  Mediacom Communications      June 22, 2001 June 22, 2001  15.22              Cr Suiss 1st Boston     $532,700      395,720,000
10. BankAtlantic Bancorp Inc
     Class A                     June 29, 2001 June 29, 2001   8.50              Friedman Bill           $307,700       38,250,000
11. PDF Solutions Inc.           July 27, 2001 July 27, 2001  12.00              Cr Suiss 1st Boston      $42,000       54,000,000
12. MSC Software Corp.           July 27, 2001 July 27, 2001  17.75              A G Edwards             $230,750       62,125,000
13. New Century                  10/0/01       10/9/01        11.00              Friedman Billings       $770,000       38,500,000
14. Unilab Corp                  10/19/01      10/19/01       20.50              Cr Suiss 1st Boston     $255,225      164,000,000

EX. 77.0

For period ended 10-31-01
File Number 811-7470

Heritage Series Trust
Mid Cap Stock Fund


Item 77.O         Transactions effected pursuant to Rule 10f-3.

         The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Mid Cap Stock Fund
                                                DATE                               SECURITIES
          SECURITY:               DATE OF     OFFERING     PURCHASE                 ACQUIRED              AMOUNT        TOTAL
                                  PURCHASE:   COMMENCED:    PRICE:  COMMISSION:      FROM:              PURCHASED:      OFFERING:

1.  HCC Insurance Holdings       03/01/01      03/01/01       23.35   $0.66      Salomon S/B             $233,500     $140,000,000


EX. 77.0

For period ended 10-31-01
File Number 811-7470

Heritage Series Trust
Growth Equity Fund


Item 77.O         Transactions effected pursuant to Rule 10f-3.

         The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Growth Equity Fund
                                                DATE                               SECURITIES
          SECURITY:               DATE OF     OFFERING     PURCHASE                 ACQUIRED              AMOUNT        TOTAL
                                  PURCHASE:   COMMENCED:    PRICE:  COMMISSION:      FROM:              PURCHASED:      OFFERING:
1. KPMG Consulting Inc          02/08/01      02/08/01       18.00              Morgan Stanley          $2,556,000      572,400,000
2. Praecis Pharmaceuticals Inc. 02/15/01      02/15/01       24.56              Salomon S/B               $835,125      178,078,125
3. Agere Systems Inc-A          03/28/01      03/28/01       6.00               Morgan Stanley            $535,200    3,600,000,000
4. Simplex Solutions            05/02/01      05/02/01       12.00              Cr Suisse 1st Boston       $90,000       48,000,000
5. Instinet Group Inc           05/18/01      05/18/01       14.50              Cr Suisse 1st Boston      $319,000      464,000,000
6. Unilab Corporation           06/06/01      06/06/01       16.00              Cr Suisse 1st Boston      $121,600      107,200,000
7. Alliance Data Systems Corp   06/08/01      06/08/01       12.00   $0.50      Bear Stearns              $452,400      156,000,000
8. Kraft Foods Inc Class A      06/13/01      06/13/01       31.00   $0.48      Cr Suisse 1st Boston    $1,968,500    8,680,000,000

EX. 77.0

For period ended 10-31-01
File Number 811-7470

Heritage Series Trust
Aggressive Growth Fund

Item 77.O         Transactions effected pursuant to Rule 10f-3.

         The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Aggressive Growth Fund
                                                               DATE                                    SECURITIES
          SECURITY:                   DATE OF            OFFERING COMMENCED:  PURCHASE                  ACQUIRED
                                      PURCHASE:                                PRICE:  COMMISSION:        FROM:
1.  Luminent Inc.                     November 10, 2000  November 10, 2000     12.00      $0.50    Credit Suisse First Boston
2.  AstroPower Inc.                   March 16, 2001     March 16, 2001        30.00               JP Morgan Chase
3.  Global Power Equipment Group      May 18, 2001       May 18, 2001          20.00      $0.84    Salomon S/B
4.  Peabody Energy Corp               May 22, 2001       May 22, 2001          28.00               Lehman Bros
5.  Barr Labs Inc                     May 23, 2001       May 23, 2001          62.00               Bank of America
6.  Willis Group Holdings LTD         June 12, 2001      June 12, 2001         13.50               Salomon S/B
7.  Kraft Foods Inc Class A           June 13, 2001      June 13, 2001         31.00      $0.48    Cr Suis 1st Boston
8.  Intercept Group Inc               August 08, 2001    August 08, 2001       31.00               Cr Suis 1st Boston
9.  Sprint Corp PCS Comm Ser 1        August 08, 2001    August 08, 2001       24.50               Cr Suis 1st Boston
10.  Sprint Corp PCS Comm Ser 1       August 08, 2001    August 08, 2001       24.50               JP Morgan Chase
11. Principal Financial Group Inc.    October 23, 2001   October 23, 2001      18.50               AG Edwards
12. Principal Financial Group Inc.    October 23, 2001   October 23, 2001      18.50               Bank America
13. Principal Financial Group Inc.    October 23, 2001   October 23, 2001      18.50               Cr Suis 1st Boston
14. Principal Financial Group Inc.    October 23, 2001   October 23, 2001      18.50               Goldman Sachs
15. Principal Financial Group Inc.    October 23, 2001   October 23, 2001      18.50               UBS Warburg
16. Raytheon Co                       October 26, 2001   October 26, 2001      33.25               Cr Suis 1st Boston
17. Intersil Holding Corp.            October 31, 2001   October 31, 2001      31.50               Cr Suis 1st Boston


EX. 77.0

For period ended 10-31-01
File Number 811-7470

Heritage Series Trust
Aggressive Growth Fund


Item 77.O         Transactions effected pursuant to Rule 10f-3. (continued)

         The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Aggressive Growth Fund
          SECURITY:                                      AMOUNT               TOTAL
                                                       PURCHASED:           OFFERING:
1.  Luminent Inc.                                       $600,000           144,000,000
2.  AstroPower Inc.                                    $1,080,000           60,000,000
3.  Global Power Equipment Group                         $54,000           147,000,000
4.  Peabody Energy Corp                                  $28,000           420,000,000
5.  Barr Labs Inc                                       $465,000           186,000,000
6.  Willis Group Holdings LTD                            $81,000           270,000,000
7.  Kraft Foods Inc Class A                            $3,100,000        8,680,000,000
8.  Intercept Group Inc                                 $620,000           124,000,000
9.  Sprint Corp PCS Comm Ser 1                          $147,000         1,715,000,000
10.  Sprint Corp PCS Comm Ser 1                         $367,500         1,715,000,000
11. Principal Financial Group Inc.                        $7,400         1,850,000,000
12. Principal Financial Group Inc.                        $5,550         1,850,000,000
13. Principal Financial Group Inc.                       $22,200         1,850,000,000
14. Principal Financial Group Inc.                      $116,550         1,850,000,000
15. Principal Financial Group Inc.                       $12,950         1,850,000,000
16. Raytheon Co                                         $259,350       964,250,000,000
17. Intersil Holding Corp.                              $315,000           441,000,000

EX. 77.0

For period ended 10-31-01
File Number 811-7470

Heritage Series Trust
Technology Fund

Item 77.O         Transactions effected pursuant to Rule 10f-3.

         The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Technology Fund
                                                DATE                               SECURITIES
          SECURITY:               DATE OF     OFFERING     PURCHASE                 ACQUIRED              AMOUNT        TOTAL
                                  PURCHASE:   COMMENCED:    PRICE:  COMMISSION:      FROM:              PURCHASED:      OFFERING:

1.  Transmeta Corporation        11/7/00       11/7/00        21.00              Morgan Stanley          $105,000     $273,000,000
                                                                                 Dean Witter

2.  Transmeta Corporation        11/7/00       11/7/00        21.00              SG Cowen                  $4,200     $273,000,000

3.  Luminent Inc.                11/10/00      11/10/01       12.00   $0.50      Credit Suisse First      $120,00     $144,000,000
                                                                                 Boston


4.  Novatel Wireless                                                             Credit Suisse First
     Incorporated                11/16/00      11/16/00        8.00   $0.34      Boston                   $40,000      $56,000,000

5.  KPMG Consulting Inc          02/08/01      02/08/01       18.00              Morgan Stanley        $1.080,000     $572,000,000

6.  Agere Systems Inc-A          03/28/01      03/28/01        6.00              Morgan Stanley          $300,000   $3,600,000,000


7.  Simplex Solutions            05/02/01      05/02/01       12.00              Cr Suisse 1st Boston     $48,000      $48,000,000

8.  Tellium Inc                  05/17/01      05/17/01       15.00              Morgan Stanley           $21,000     $135,000,000


9.  Instinet Group Inc           05/18/01      05/18/01       14.50              Cr Suisse 1st Boston    $181,250     $464,000,000

10. Global Power Equipment Group 05/18/01      05/18/01       20.00   $0.84      Salomon S/B              $50,000     $147,000,000

11. Alliance Data Systems Corp   06/08/01      06/08/01       12.00   $0.50      Bear Stearns            $252,000     $156,000,000

12. PDF Solutions Inc.            7/27/01      07/27/01       12.00              Cr Suisse 1st Boston    $117,600      $54,000,000

13. Affiliated Computer SVS      10/04/01      10/04/01       81.00              Bear Stearns            $364,500     $648,000,000
